BNY Mellon Natural Resources Fund
SCHEDULE OF INVESTMENTS
December 31, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 99.1%
Agricultural & Farm Machinery — 1.2%
Deere & Co.	25,736	11,981,909
Agricultural Products & Services — 4.8%
Archer-Daniels-Midland Co.	84,545	4,860,492
Bunge Global SA	229,583	20,451,254
Darling Ingredients, Inc. (a)	597,550	21,511,800
		46,823,546
Aluminum — 4.1%
Alcoa Corp. (b)	523,713	27,830,109
Norsk Hydro ASA	1,630,622	12,599,231
		40,429,340
Coal & Consumable Fuels — .8%
Cameco Corp.	88,589	8,105,008
Commodity Chemicals — 2.0%
Methanex Corp.	490,630	19,487,824
Construction Machinery & Heavy Trucks — 1.6%
Caterpillar, Inc.	28,104	16,099,938
Copper — 6.1%
Capstone Copper Corp. (a)	1,292,560	12,976,924
Freeport-McMoRan, Inc.	925,098	46,985,727
		59,962,651
Diversified Metals & Mining — 9.3%
Anglo American PLC	535,689	22,075,409
Hudbay Minerals, Inc. (b)	550,565	10,928,715
Ivanhoe Mines Ltd., Cl. A (a),(b)	684,533	7,785,188
Rio Tinto PLC	471,309	37,603,332
Teck Resources Ltd., Cl. B	279,885	13,403,693
		91,796,337
Fertilizers & Agricultural Chemicals — 4.7%
CF Industries Holdings, Inc.	113,638	8,788,763
Corteva, Inc.	335,462	22,486,018
The Mosaic Company	628,478	15,140,035
		46,414,816
Gold — 12.6%
Agnico Eagle Mines Ltd. (b)	142,645	24,182,607
Alamos Gold, Inc., Cl. A	476,715	18,391,665
Newmont Corp.	418,832	41,820,375
Pan American Silver Corp. (b)	220,123	11,404,572
Royal Gold, Inc. (b)	127,538	28,350,422
		124,149,641
Integrated Oil & Gas — 13.8%
BP PLC	7,327,413	42,535,484
Exxon Mobil Corp.	343,750	41,366,875
Repsol SA	1,048,527	19,638,375
Suncor Energy, Inc.	720,687	31,969,675
		135,510,409
Oil & Gas Equipment & Services — 2.0%
SLB Ltd.	512,520	19,670,517
Oil & Gas Exploration & Production — 17.1%
Antero Resources Corp. (a)	447,985	15,437,563
Canadian Natural Resources Ltd.	621,342	21,045,637
ConocoPhillips	387,985	36,319,276
Crescent Energy Co., Cl. A (b)	1,729,808	14,513,089
Diamondback Energy, Inc.	243,268	36,570,479

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 99.1% (continued)
Oil & Gas Exploration & Production — 17.1% (continued)
Expand Energy Corp.	218,217	24,082,428
Permian Resources Corp.	1,464,864	20,552,042
		168,520,514
Oil & Gas Refining & Marketing — 5.8%
Marathon Petroleum Corp.	161,996	26,345,409
Phillips 66	234,318	30,236,395
		56,581,804
Paper & Plastic Packaging Products & Materials — 5.7%
International Paper Co. (b)	687,481	27,079,877
Packaging Corp. of America	140,658	29,007,899
		56,087,776
Precious Metals & Minerals — 2.3%
Impala Platinum Holdings Ltd., ADR (b)	701,574	11,000,680
Valterra Platinum Ltd.	136,040	11,297,724
		22,298,404
Steel — 5.2%
ArcelorMittal SA (b)	819,265	37,333,906
Nucor Corp.	84,098	13,717,225
		51,051,131
Total Common Stocks (cost $828,811,944)		974,971,565

	1-Day Yield (%)
Investment Companies — .8%
Registered Investment Companies — .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $8,083,632)	3.89	8,083,632	8,083,632
Investment of Cash Collateral for Securities Loaned — .2%
Registered Investment Companies — .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $1,533,450)	3.89	1,533,450	1,533,450
Total Investments (cost $838,429,026)		100.1%	984,588,647
Liabilities, Less Cash and Receivables		(.1%)	(1,262,880)
Net Assets		100.0%	983,325,767

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At December 31, 2025, the value of the fund’s securities on loan was $68,981,298 and the value of the collateral was
$71,571,379, consisting of cash collateral of $1,533,450 and U.S. Government & Agency securities valued at $70,037,929.  In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Natural Resources Fund
December 31, 2025 (Unaudited)
The following is a summary of the inputs used as of December 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	829,222,010	145,749,555	—	974,971,565
Investment Companies	9,617,082	—	—	9,617,082
	838,839,092	145,749,555	—	984,588,647

†	See Schedule of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At December 31, 2025, accumulated net unrealized appreciation on investments was $146,159,621, consisting of $168,257,520 gross unrealized appreciation and $22,097,899 gross unrealized depreciation.
At December 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.